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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Heelys, Inc. (the "Company") for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ralph T. Parks, Interim Chief Executive Officer of the Company, and Michael W. Hessong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

        (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2008
By:	/s/ RALPH T. PARKS Ralph T. Parks Interim Chief Executive Officer
By:	/s/ MICHAEL W. HESSONG Michael W. Hessong Chief Financial Officer

        The foregoing certification is being furnished to the Securities and Exchange Commission as an Exhibit to the Report.

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  EXHIBIT 32.1